D A T A A S O F S E P T E M B E R 3 0 , 2 0 1 7 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2017 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017 and other periodic reports, which the Corporation files with the Securities and Exchange Commission (the “SEC”) and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 243 community banking offices across the Mid-Atlantic • Asset size: $20.1 billion • 3,700+ team members (3,560 FTEs (1)) • Market capitalization: $3.3 billion (2) 4 (1) Average full-time equivalent employees. (2) Based on shares outstanding and the closing price as of September 30, 2017.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Note: Data as of June 30, 2017 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. Household Income Data as of June 30, 2017 per SNL Financial LC. (1) Median HH Income, 2017 – 2022 Projected Population Change and 2017 – 2022 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 3,131 1 28.28% 64,827 2.16% 9.70% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,966 14 0.81% 70,516 1.31% 9.81% Allentown-Bethlehem-Easton, PA-NJ 1,471 4 8.87% 66,384 1.33% 8.45% New York-Newark-Jersey City, NY-NJ-PA 1,342 60 0.08% 74,466 1.90% 9.82% Baltimore-Columbia-Towson, MD 997 9 1.38% 77,704 2.51% 7.89% York-Hanover, PA 861 3 12.17% 63,858 1.50% 6.30% Harrisburg-Carlisle, PA 791 5 5.74% 63,998 2.20% 7.57% Lebanon, PA 758 1 34.47% 58,732 2.61% 7.10% Reading, P 638 7 3.89% 62,208 0.67% 8.75% Hagerstown-Martinsburg, MD-WV 511 2 14.38% 59,641 3.33% 4.82% Top 10 Fulton Financial Corporation MSAs (1) 13,466$ 67,389$ 1.84% 8.75% Total Franchise (1) 15,493$ 67,068$ 1.89% 8.57% Nationwide 61,045$ 3.50% 8.86% 2018-2023 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President and CEO 38 38 Various roles since joining in 1979 Craig Roda Senior EVP/ Community Banking 38 38 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ COO and CFO 5 40 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 27 27 Various roles since joining in 1990 Meg Mueller Senior EVP/ CCO 21 31 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 25 25 Various roles since joining in 1992 Betsy Chivinski (1) Senior EVP/ CRO 23 35 Various roles since joining in 1994 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

THIRD QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.28 in 3Q17, 7.7% increase from 2Q17 and 16.7% increase from 3Q16 Pre-Provision Net Revenue(1): $65.5 million, 4.1% increase from 2Q17 and 11.3% increase from 3Q16 Linked Quarter Loan and Core(2) Deposit Growth: 1.8% increase in average loans, and 5.2% increase in average core deposits Net Interest Income & Margin: Net interest income increased 3.7%, reflecting the impact of loan growth and one additional day in the current quarter. Net interest margin decreased 2 basis points, due to increases in lower-yielding other interest-earning assets as loan growth lagged deposit growth, and a 4 basis point increase in cost of funds Non-Interest Income(3) & Non-Interest Expense: 7.0% decrease in non-interest income and relatively flat non- interest expense Asset Quality: $1.6 million decrease in provision for credit losses Year-over-Year Loan and Core(2) Deposit Growth: 8.3% increase in average loans and 9.5% increase in average core deposits Net Interest Income & Margin: 12.4% increase in net interest income, reflecting the impact of loan growth and a 13 basis point increase in net interest margin Non-Interest Income(3) & Non-Interest Expense: 1.6% decrease in non-interest income and, excluding amortization of tax credits investments in 3Q17, 7.3% increase in non-interest expense Asset Quality: $0.9 million increase in provision for credit losses 7 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Consists of non-interest bearing demand deposits, interest-bearing demand deposits, and savings and money market accounts. (3) Excluding securities gains.

INCOME STATEMENT SUMMARY – QUARTERLY

FULTON FINANCIAL CORPORATION

	3Q17	Change from 2Q17	Change from 3Q16
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 146,809	$ 5,246	$ 16,244
Provision for Credit Losses	5,075	(1,625)	934
Non-Interest Income	47,377	(3,558)	(770)
Securities Gains	4,597	3,161	4,595
Non-Interest Expense	132,157	(538)	12,309
Income before Income Taxes	61,551	7,012	6,826
Income Taxes	12,646	3,574	(611)
Net Income	$ 48,905	$ 3,438	$ 7,437
Earnings Per Share (Diluted)	$ 0.28	$ 0.02	$ 0.04
ROA (1)	0.98%	0.04%	0.09%
ROE (2)	8.76%	0.40%	0.98%
ROE (tangible) (3)	11.52%	0.46%	1.14%
Efficiency ratio (3)	64.3%	(1.0%)	(0.9%)

- Net Income of $48.9 million; a 7.6% increase from 2Q17 and a 17.9% increase from 3Q16. Earnings per share increased 7.7% from 2Q17 and 16.7% from 3Q16.
- Net Interest Income
  - *From 2Q17*: Increase of 3.7%, reflecting the impact of loan growth and an additional day in the quarter, partially offset by a 2 basis point decrease in net interest margin (NIM)
  - *From 3Q16*: Increase of 12.4%, driven by loan growth and the impact of a 13 basis point increase in NIM, driven by three Federal Funds rate increases and long-term debt re-financings at lower rates
- Loan Loss Provision
  - $5.1 million provision in 3Q17; decrease compared to 2Q17 due to slower loan growth
- Non-Interest Income
  - *From 2Q17*: Decrease of 7.0% driven primarily by commercial loan interest rate swap fees, mortgage servicing income and Small Business Administration (SBA) loan sale gains. In 2Q17, Mortgage banking income was increased by reversal of mortgage servicing rights (MSR) valuation allowance of $1.3 million. Excluding this, non-interest income was down 4.5%
  - *From 3Q16*: Decrease of 1.6% driven primarily by commercial loan interest rate swap fees, partially offset by an increase in investment management and trust services income
- Non-Interest Expenses
  - *From 2Q17*: Decrease of 0.4% due to lower salaries and benefits, outside services and other real estate expenses, partially offset by increases in software and data processing expense and other expense categories
  - *From 3Q16:* Increase of 10.3% due to higher salaries expense, amortization of tax credit investments, FDIC insurance expense, state taxes, data processing and software expense and other outside services, slightly offset by a decrease in other real estate expenses. Excluding the tax credit amortization, non-interest expenses increased 7.3%
- Income Taxes
  - Higher effective tax rate compared to 2Q17 mainly due to higher pre-tax income and lower excess tax benefits on stock compensation

(1) *ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized.*
(2) *ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized.*
(3) *Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.*

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NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $130.6 $132.2 $137.6 $141.6 $146.8 3.14% 3.15% 3.26% 3.29% 3.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 3Q16 4Q16 1Q17 2Q17 3Q17 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $3.0 $2.9 $2.9 $2.9 $3.1 $14.2 $14.5 $14.9 $15.1 $15.4 3.63% 3.62% 3.74% 3.78% 3.80% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 3Q16 4Q16 1Q17 2Q17 3Q17 Securities & Other Loans Earning Asset Yield (FTE) $14.7 $15.0 $14.9 $15.1 $15.9 $1.4 $1.3 $1.7 $1.7 $1.4 0.70% 0.70% 0.69% 0.72% 0.77% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $5.0 $10.0 $15.0 $20.0 3Q16 4Q16 1Q17 2Q17 3Q17 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 9

LOAN PORTFOLIO COMPOSITION & YIELD 10 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2013 to 2016, and nine months ending September 30, 2017. (1) Presented on a fully-taxable equivalent basis. $4.9 $5.1 $5.2 $5.6 $6.1 $3.7 $3.7 $3.9 $4.1 $4.2 $1.7 $1.7 $1.7 $1.7 $1.6 $1.3 $1.4 $1.4 $1.5 $1.7 $0.6 $0.6 $0.7 $0.8 $0.9 $0.4 $0.4 $0.4 $0.4 $0.6 4.39% 4.21% 4.04% 3.95% 4.05% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2013 2014 2015 2016 Sep 2017 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $13.3 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans for the first nine months of 2017 are up 8.0% compared to the first nine months of 2016. $12.6 $12.9 $14.1 $15.1

DEPOSIT PORTFOLIO COMPOSITION 11 Note: Deposit composition is based on average balances for the periods indicated. Average brokered deposits were $30.3 million and $0 as of nine months ended September 30, 2017 and 2016, respectively; the percentage balance in both comparative periods was 0%. Average demand and savings are up 8.1% compared to the nine months ended September 30, 2016; while total average deposits are up 5.9%. 18% 29% 25% 19% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Nine Months Ended September 30, 2017 20% 28% 24% 18% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Nine Months Ended September 30, 2016

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 93.9 million 15.5% +200 bps $ 64.5 million 10.6% +100 bps $ 32.9 million 5.4% - 100 bps $ (49.0) million -8.1% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT SEPTEMBER 30, 2017 12

ASSET QUALITY ($ IN MILLIONS) 13 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 119.59% 130.15% 131.26% 128.92% 128.05% 1.15% 1.17% 1.15% 1.14% 1.13% 0.00% 1.00% 2.00% 3.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 3Q16 4Q16 1Q17 2Q17 3Q17 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $4.1 $(1.2) $3.5 $4.3 $5.3 0.11% -0.03% 0.09% 0.11% 0.14% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $(2.0) $- $2.0 $4.0 $6.0 3Q16 4Q16 1Q17 2Q17 3Q17 NCOs NCOs/Average Loans (annualized) $4.1 $5.0 $4.8 $6.7 $5.1 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 3Q16 4Q16 1Q17 2Q17 3Q17 $138.1 $131.6 $131.5 $135.7 $136.5 0.96% 0.90% 0.88% 0.88% 0.88% 0.00% 0.50% 1.00 1.50% 2.00% $0.0 $40.0 $80.0 $120.0 $160.0 3Q16 4Q16 1Q17 2Q17 3Q17 NPL NPLs/Loans

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $48.1 $51.2 $45.6 $50.9 $47.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 3Q16 4Q16 1Q17 2Q17 3Q17 Mortgage Banking Income & Spreads Other Non-Interest Income 1.73% 1.94% 1.62% 1.44% 1.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 3Q16(2) 4Q16(2) 1Q17 2Q17(2) 3Q17 Gains on Sales Servicing Income Spread on Sales (1) $4.5 $7.0 $4.6 $6.1 $4.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 3Q16 4Q16 1Q17 2Q17 3Q17 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $43.6 $44.2 $41.0 $44.8 $42.6 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.3 million Mortgage Servicing Rights (MSR) impairment charge in 3Q16 and $1.7 million and $1.3 million recoveries in 4Q16 and 2Q17, respectively. 14

NON-INTEREST EXPENSES – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $119.8 $127.6 $122.3 $132.7 $132.2 65.2% 67.6% 64.2% 65.3% 64.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 3Q16 4Q16 1Q17 2Q17 3Q17 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,490 3,560 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 3Q16 4Q16 1Q17 2Q17 3Q17 Total Salaries Employee Benefits Average Full-time Equivalent Employees $70.7 $73.3 $69.2 $74.5 $72.9 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $6 .0 $70.0 3Q16 4Q16 1Q17 2Q17 3Q17 Occp & Equip Data Processing & Software Outside Srvs Other $49.1 $54.4 $53.0 $58.2 $59.3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 15

PROFITABILITY & CAPITAL 16 ROA(1) ROE and ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 7.78% 7.86% 8.22% 8.36% 8.76% 10.38% 10.47% 10.93% 11.06% 11.52% 0.00% 4.00% 8.00% 12.00% 3Q16 4Q16 1Q17 2Q17 3Q17 ROE ROE (tangible) 0.89% 0.89% 0.92% 0.94% 0.98% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 3Q16 4Q16 1Q17 2Q17 3Q17 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.8% 8.6% 8.7% 8.7% 8.7% 0.0% 4. 8. 12.0 3Q16 4Q16 1Q17 2Q17 3Q17 $0.24 $0.24 $0.25 $0.26 $0.28 $- $0.05 $0.10 $ .15 $0.20 $0.25 $0.30 3Q16 4Q16 1Q17 2Q17 3Q17

STOCK REPURCHASE PROGRAMS June 2012 to October 2017 Repurchase Programs (1) Shares Repurchased 31.88 million % of Outstanding Shares 15.9% (2) Amount Repurchased $375.1 million Average Purchase Price $11.77 demand and savings (1) Share repurchases completed from June 2012 through October 2017. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. (3) Up to an additional $31.4 million of common stock may be repurchased under the current program. In October 2015, the Board of Directors approved a new repurchase program of up to $50 million of the Corporation’s common stock, or approximately 2.3% of outstanding shares, through December 31, 2016. In November 2016, the Board of Directors extended the timeframe for its stock repurchase program to December 31, 2017. The following is a summary of purchases under this program: # Shares Total Cost Per Share 1Q 2016 917,000 $11.2 million $12.21 2Q 2016 393,000 $ 5.1 million $12.87 3Q 2016 176,000 $ 2.3 million $13.00 Total 1,486,000 $18.6 million(3) $12.48 17

AVERAGE ASSETS AND ROA, BY BANK Nine Months Ended September 30, 2017 Average Assets ($ Millions) 2017 2016 Fulton Bank, N.A. $11,003 1.08% 1.07% The Columbia Bank 2,369 0.93% 0.95% Lafayette Ambassador Bank 1,542 0.80% 0.93% Fulton Bank of New Jersey 3,907 0.71% 0.68% FNB Bank, N.A. 350 0.96% 0.59% Swineford National Bank 315 0.77% 0.50% Fulton Financial Corporation $19,414 0.95% 0.87% Nine Months Ended Sep 30, Return on Average Assets (1) (1) Net Income divided by average assets, annualized. 18

2017 OUTLOOK The following outlook remains unchanged from prior quarter except in the case of Non-Interest Income and Net Interest Margin outlook: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): 4Q17 outlook lowered to mid-single digit growth rate (from mid- to high-single digit growth rate) reflecting the actual nine month 2017 experience • Non-Interest Expense: Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders • Net Interest Margin: 4Q17 outlook lowered to an increase of 2 to 6 basis points (from 3 to 9 basis points) reflecting trends in deposit pricing, the interest- earning asset mix and the uncertainty of an additional rate increase or the timing of it 19

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 21 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Average loan portfolio and yield are for the three months ended September 30, 2017. Balance Yield 2Q 2017 3Q 2016 2Q 2017 3Q 2016 Comm'l Mort 6,209$ 4.07% 45$ 538$ 0.07% 0.08% Commercial 4,257 4.08% 36 191 0.08% 0.32% Resid Mort 1,841 3.83% 133 338 0.06% 0.07% Home Equity 1,570 4.48% (18) (71) 0.15% 0.40% Construction 943 4.05% 46 105 0.07% 0.29% Cons./Other 572 4.91% 23 79 (0.13%) (0.14%) Total Loans 15,392$ 4.12% 265$ 1,180$ 0.07% 0.19% (dollars in millions) Balance From3Q 2017 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 22 Balance Rate 2Q 2017 3Q 2016 2Q 2017 3Q 2016 Nonint DDA 4,495$ - % 107$ 267$ - % - % Int DDA 3,943 0.39% 253 341 0.09% 0.20% Savings/MMDA 4,603 0.34% 288 524 0.09% 0.14% Brokered Deposits 90 1.23% 90 90 1.23% 1.23% CD's 2,745 1.15% 49 (69) 0.05% 0.08% Total Deposits 15,876 0.40% 787 1,153 0.06% 0.09% Cash Mgt 256 0.19% (21) (2) 0.10% 0.10% Total Customer Funding 16,132$ 0.40% 766$ 1,151$ 0.06% 0.10% (dollars in millions) Balance From3Q 2017 Change In Rate From Note: Average customer funding and the rate are for the three months ended September 30, 2017.

# ENDING LOAN DISTRIBUTION BY STATE

## SEPTEMBER 30, 2017

FULTON FINANCIAL CORPORATION

| | Comm'l | Comm'l Mortgage | Constr. | Res. Mtg. | Consumer & Other | Total |
|---|---|---|---|---|---|---|
| | | | *(in thousands)* | | | |
| Pennsylvania | $ 3,129,220 | $ 3,274,457 | $ 516,258 | $ 730,036 | $ 1,285,685 | $ 8,935,656 |
| New Jersey | 541,509 | 1,449,842 | 173,653 | 263,220 | 395,725 | 2,823,949 |
| Maryland | 333,622 | 688,343 | 141,526 | 405,946 | 280,427 | 1,849,864 |
| Virginia | 105,357 | 527,096 | 65,291 | 405,887 | 62,368 | 1,165,999 |
| Delaware | 113,367 | 335,402 | 76,380 | 82,818 | 103,464 | 711,431 |
| | $ 4,223,075 | $ 6,275,140 | $ 973,108 | $ 1,887,907 | $ 2,127,669 | $ 15,486,899 |

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NON-PERFORMING LOANS(1) SEPTEMBER 30, 2017 24 Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State Pennsylvania 35,338$ 11,081$ 5,765$ 9,772$ 6,044$ 68,000$ 8,935,656$ 0.76% New Jersey 6,566 13,593 2,597 4,539 4,177 31,472 2,823,949 1.11% Maryland 1,366 1,583 429 1,541 1,453 6,372 1,849,864 0.34% Virginia 7,031 1,857 1,169 4,521 567 15,145 1,165,999 1.30% Delaware 3,908 6,536 3,455 1,270 311 15,480 711,431 2.18% 54,209$ 34,650$ 13,415$ 21,643$ 12,552$ 136,469$ 15,486,899$ 0.88% Ending Loans 4,233,075$ 6,275,140$ 973,108$ 1,887,907$ 2,127,669$ 15,496,899$ Non-performing Loan % (9/30/17) 1.28% 0.55% 1.38% 1.15% 0.59% 0.88% Non-performing Loan % (9/30/16) 1.18% 0.68% 1.30% 1.52% 0.77% 0.96% (dollars in thousands) (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED SEPTEMBER 30, 2017 25 Annualized Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans Pennsylvania 1,409$ 240$ 2,204$ 156$ 391$ 4,400$ 8,951,377$ 0.20% New Jersey 287 144 (33) (47) 287 638 2,802,908 0.09% Maryland 356 (1) (56) (5) 112 406 1,816,912 0.09% Virginia - - - (123) 7 (116) 1,119,299 -0.04% Delaware (3) (6) - (5) 10 (4) 701,571 0.00% 2,049$ 377$ 2,115$ (24)$ 807$ 5,324$ 15,392,067$ 0.14% Average Loans 4,257,075$ 6,208,630$ 943,029$ 1,841,559$ 2,141,774$ 15,392,067$ Annualized Net Charge-offs (Recoveries) to Average Loans 0.19% 0.02% 0.90% -0.01% 0.15% 0.14% (dollars in thousands)

INVESTMENT PORTFOLIO SEPTEMBER 30, 2017 26 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Residential mortgage-backed securities 4.4 1,185 (3) 1,182 Collateralized mortgage obligations 3.5 602$ (8)$ 594$ State and municipal securities 8.2 415 (1) 414 Commercial mortgage-backed securities 3.9 162 (0) 162 Auction rate securities 5.0 107 (9) 98 Corporate debt securities 9.6 92 1 93 U.S. Government sponsored agency securities 5.7 6 (0) 6 Bank stocks N/A 6 6 12 Other equity securities N/A 1 (0) 1 Total Investments 5.0 2,576$ (15)$ 2,561$

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) 27 3Q 2017 2Q 2017 3Q 2016 2Q 2017 3Q 2016 Investment management and trust services 12,157$ 12,132$ 11,425$ 25$ 732$ Overdraft fees 5,844 5,648 5,770 196 74 Mortgage banking income 4,805 6,141 4,529 (1,336) 276 Merchant fees 4,398 4,531 4,220 (133) 178 Cash management fees 3,624 3,614 3,605 10 19 Other service charges 3,554 3,652 3,704 (98) (150) Debit card income 2,830 2,884 2,718 (54) 112 Credit card income 2,829 2,666 2,668 163 161 Commercial loan interest rate swap fees 1,954 3,768 4,359 (1,814) (2,405) Letter of credit fees 1,056 1,109 1,078 (53) (22) Other income 4,326 4,790 4,071 (464) 255 Total Non-Interest Income 47,377$ 50,935$ 48,147$ (3,558)$ (770)$ (in thousands) Change From

NON-INTEREST EXPENSE 28 3Q 2017 2Q 2017 3Q 2016 2Q 2017 3Q 2016 Salaries and employee benefits 72,894$ 74,496$ 70,696$ (1,602)$ 2,198$ Net occupancy expense 12,180 12,316 11,782 (136) 398 Data processing and software 10,301 9,054 8,727 1,247 1,574 Other outside services 6,582 7,708 5,783 (1,126) 799 Amortization of tax credit investments 3,503 3,151 - 352 3,503 Professional fees 3,388 2,931 2,535 457 853 Equipment expense 3,298 3,034 3,137 264 161 FDIC insurance expense 3,007 2,366 1,791 641 1,216 Supplies and postage 2,558 2,597 2,560 (39) (2) Marketing 2,089 2,234 1,774 (145) 315 Telecommunications 1,233 1,379 1,411 (146) (178) Operating risk loss 1,114 754 556 360 558 OREO & repo expenses, net (40) 917 742 (957) (782) Other expenses 10,050 9,758 8,354 292 1,696 Total Non-Interest Expenses 132,157$ 132,695$ 119,848$ (538)$ 12,309$ (in thousands) Change From

A SUSTAINABLE PAYOUT $0.30 $0.32 $0.34 $0.38 $0.41 $0.33 3.12% 2.44% 2.75% 2.92% 2.18% 2.35% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 $0.40 $0.44 2012 2013 2014 2015 2016 YTD 9/2017 Cash Dividend Yield(1) 29 (1) Annual dividend per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2012 to annualized September 30 , 2017. Cash Dividend Per Common Share & Yield CAGR (2) = 8.0% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Nine Months Ended		Three Months Ended				
	Sep 30 2016	Sep 30 2017	Sep 30 2016	Dec 31 2016	Mar 31 2017	Jun 30 2017	Sep 30 2017
				(dollars in thousands)			
Efficiency ratio							
Non-interest expense - Numerator	$ 361,899	$ 387,127	$ 119,848	$ 127,621	$ 122,275	$ 132,695	$ 132,157
Less: Amortization of tax credit investments	-	(7,652)	-	-	(998)	(3,151)	(3,503)
Numerator	$ 361,899	$ 379,475	$ 119,848	$ 127,621	$ 121,277	$ 129,544	$ 128,654
Net interest income (fully taxable-equivalent)	$ 403,700	$ 443,313	$ 135,784	$ 137,571	$ 143,243	$ 147,349	$ 152,721
Plus: Total Non-interest income	137,423	151,018	48,149	52,755	46,673	52,371	51,974
Less: Investment securities gains	(1,025)	(7,139)	(2)	(1,525)	(1,106)	(1,436)	(4,597)
Denominator	$ 540,098	$ 587,192	$ 183,931	$ 188,801	$ 188,810	$ 198,284	$ 200,098
Efficiency ratio (1)	67.0%	64.6%	65.2%	67.6%	64.2%	65.3%	64.3%

	Nine Months Ended		Three Months Ended				
	Sep 30 2016	Sep 30 2017	Sep 30 2016	Dec 31 2016	Mar 31 2017	Jun 30 2017	Sep 30 2017
				(dollars in thousands)			
Return on Average Shareholders' Equity (ROE) (Tangible)							
Net income - Numerator	$ 119,475	$ 137,752	$ 41,468	$ 42,150	$ 43,380	$ 45,467	$ 48,905
Average shareholders' equity	$ 2,089,882	$ 2,179,316	$ 2,120,596	$ 2,132,655	$ 2,140,547	$ 2,181,189	$ 2,215,389
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,558,326	$ 1,647,760	$ 1,589,040	$ 1,601,099	$ 1,608,991	$ 1,649,633	$ 1,683,833
Return on average shareholders' equity (tangible), annualized	10.24%	11.18%	10.38%	10.47%	10.93%	11.06%	11.52%

(1) Amortization expense for tax credit investments that are considered to be affordable housing projects under applicable accounting guidance is included in income taxes. Amortization expense for other tax credit investments that are not considered to be affordable housing projects is included in non-interest expense. If amortization expense for all tax credit investments were recorded in income taxes, the effective tax rate for the quarter ended September 30, 2017 would have been 24.8% vs 20.5%.

30

NON-GAAP RECONCILIATION (CON’T) 31 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2016 2016 2017 2017 2017 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,129,436$ 2,121,115$ 2,154,683$ 2,191,770$ 2,225,786$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,597,880$ 1,589,559$ 1,623,127$ 1,660,214$ 1,694,230$ Total assets 18,701,062$ 18,944,247$ 19,178,576$ 19,647,435$ 20,062,860$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) 18,169,506$ 18,412,691$ 18,647,020$ 19,115,879$ 19,531,304$ Tangible Common Equity to Tangible Assets 8.8% 8.6% 8.7% 8.7% 8.7% Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2016 2016 2017 2017 2017 Pre-Provision Net Revenue Net interest income 130,565$ 132,237$ 137,579$ 141,563$ 146,809$ Non-interest income 48,149 52,755 46,673 52,371 51,974 Less: Investment securities gains (2) (1,525) (1,106) (1,436) (4,597) Total Revenue 178,712$ 183,467$ 183,146$ 192,498$ 194,186$ Total Non-interest expense 119,848$ 127,621$ 122,275$ 132,695$ 132,157$ Less: Amortization of tax credit investments - - (998) (3,151) (3,503) 119,848$ 127,621$ 121,277$ 129,544$ 128,654$ Pre-Provision Net Revenue 58,864$ 55,846$ 61,869$ 62,954$ 65,532$ Three Months Ended (dollars in thousands) (in thousands)

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